EXHIBIT 10.37

BROADVISION, INC.

CHANGE OF CONTROL SEVERANCE BENEFIT PLAN

Section 1.                                          INTRODUCTION.

The BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”) was established effective May 22, 2003.  The purpose of the Plan is to provide for the payment of severance benefits to certain eligible employees of BroadVision, Inc. (the “Company”) whose employment with the Company is terminated under specified circumstances following a Change of Control.  Except as provided in clause (ii) of Section 4(b) below, this Plan shall supersede any severance benefit plan, policy or practice previously maintained by the Company.  This Plan document also is the Summary Plan Description for the Plan.

Section 2.                                          DEFINITIONS.

For purposes of the Plan, the following terms are defined as follows:

(a)                                  “Annual Target Bonus” means the Eligible Employee’s target cash bonus.

(b)                                  “Base Salary” means the Eligible Employee’s annual base salary.

(c)                                  “Board” means the Board of Directors of the Company.

(d)                                  “Change of Control” means the occurrence in a single transaction or in a series of related transactions of any one or more of the following events:

(i)                                    any person (within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended) becomes the owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction; provided, however, that there shall be excluded from the foregoing any person who owns, as of the effective date of the Plan, securities of the Company representing more than fifteen percent (15%) of the combined voting power of the Company’s then outstanding securities;

(ii)                                there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not own, directly or indirectly, outstanding voting securities representing more than fifty percent (50%) of the combined outstanding voting power of the surviving entity in such merger, consolidation or similar transaction or more than fifty percent (50%) of the combined outstanding voting power of the parent of the surviving entity in such merger, consolidation or similar transaction;

(iii)                            the stockholders of the Company approve or the Board approves a plan of complete dissolution or liquidation of the Company, or a complete dissolution or liquidation of the Company shall otherwise occur; or

(iv)                               there is consummated a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale, lease, license or other disposition.

Once a Change of Control has occurred, no future events will constitute a Change of Control for purposes of the Plan.

(e)                                  “Company” means BroadVision, Inc. or, following a Change of Control, the surviving entity resulting from such transaction or the parent company of such surviving entity.

(f)                                    “Constructive Termination” means an Eligible Employee’s voluntary termination of employment after one of the following events (excluding clause (i) for Eligible Employees in Level IV) occurs without the Eligible Employee’s express written consent:

(i)                                    a substantial reduction in the Eligible Employee’s duties or responsibilities (and not simply a change in title or reporting relationships) in effect immediately prior to the effective date of the Change of Control; provided, however, that it shall not be a “Constructive Termination” if the Company is retained as a separate legal entity or business unit following the effective date of the Change of Control and the Eligible Employee holds the same position in such legal entity or business unit as the Eligible Employee held before the effective date of the Change of Control;

(ii)                                a material reduction by the Company in the Eligible Employee’s annual base salary, as in effect on the effective date of the Change of Control or as increased thereafter;

(iii)                            any failure by the Company to continue in effect any benefit plan or program, including incentive plans or plans with respect to the receipt of securities of the Company, in which the Eligible Employee was participating immediately prior to the effective date of the Change of Control (hereinafter referred to as “Benefit Plans”), or the taking of any action by the Company that would adversely affect the Eligible Employee’s participation in or reduce the Eligible Employee’s benefits under the Benefit Plans or deprive the Eligible Employee of any fringe benefit that he or she enjoyed immediately prior to the effective date of the Change of Control; provided, however, that a Constructive Termination shall not be deemed to have occurred if the Company provides for the Eligible Employee’s participation in benefit plans and programs that, taken as a whole, are comparable to the Benefit Plans;

(iv)                               a relocation of the Eligible Employee’s business office to a location more than fifty (50) miles from the location at which the Eligible Employee performed his or her duties as of the effective date of the Change of Control, except for required travel by the Eligible Employee on the Company’s business to an extent substantially consistent with his or her business travel obligations prior to the effective date of the Change of Control; or

(v)                                   a material breach by the Company of any provision of any material agreement between the Eligible Employee and the Company concerning the terms and conditions of the Eligible Employee’s employment.

(g)                                 “Covered Termination” means an Involuntary Termination Without Cause or a Constructive Termination, either of which occurs within one (1) month prior to or twenty-four (24) months following the effective date of a Change of Control.

(h)                                 “Eligible Employee” means an employee of the Company who has been designated by the Board as an Eligible Employee and whose employment with the Company terminates due to a Covered Termination.

(i)                                    “Involuntary Termination Without Cause” means an Eligible Employee’s involuntary termination of employment by the Company for a reason other than Cause.  “Cause” means the occurrence of any one or more of the following:

(i)                                    the Eligible Employee’s conviction of, or plea of no contest with respect to, any crime involving fraud, dishonesty or moral turpitude;

(ii)                                the Eligible Employee’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company;

(iii)                            the Eligible Employee’s intentional, material violation of any contract or agreement between the Eligible Employee and the Company or any statutory duty the Eligible Employee owes to the Company; or

(iv)                               the Eligible Employee’s conduct that constitutes gross misconduct, insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company.

The conduct described under clause (iii) or (iv) above will only constitute Cause if such conduct is not cured within fifteen (15) days after the Eligible Employee’s receipt of written notice from the Company or the Board specifying the particulars of the conduct that may constitute Cause.

(j)                                    “Participation Agreement” means the agreement executed by the Company and an Eligible Employee pursuant to which such Eligible Employee will participate in the Plan.

Section 3.                                          ELIGIBILITY FOR BENEFITS.

Subject to the requirement set forth in this Section, the Company will provide the severance benefits described in Section 4 to Eligible Employees whose employment is terminated pursuant to a Covered Termination.  In order to be eligible to receive benefits under the Plan, an Eligible Employee must execute a general waiver and release in substantially the form attached hereto as Exhibit A, Exhibit B or Exhibit C, as appropriate, and such release must become effective in accordance with its terms.  The Company, in its discretion, may modify the form of the required release to comply with applicable law and shall determine the form of the required release, which may be incorporated into a termination agreement or other agreement with the Eligible Employee.

Section 4.                                          AMOUNT OF BENEFIT.

(a)                                  Severance Benefits.  The Board shall designate each Eligible Employee as a Level I, II, III or IV Eligible Employee.  Severance benefits under the Plan, if any, shall be provided to each Eligible Employee based on his or her designation as a Level I, II, III or IV Eligible Employee, in the amounts provided in Appendix A, B, C or D, whichever is applicable.

(b)                                  Certain Reductions.  The Company, in its sole discretion, shall have the authority to reduce an Eligible Employee’s severance benefits, in whole or in part, by any other severance benefits, pay in lieu of notice, or other similar benefits payable to the Eligible Employee by the Company in connection with the Eligible Employee’s termination of employment pursuant to (i) any applicable legal requirement, including, without limitation, the Worker Adjustment and Retraining Notification Act (the “WARN Act”), (ii) an individually negotiated contract or agreement by and between an Eligible Employee and the Company relating to severance benefits payable following a Change of Control that is in effect on his or her termination date, unless the Eligible Employee has expressly waived his or her rights under such individually negotiated contract or agreement in the applicable Participation Agreement, or (iii) any Company policy or practice providing for the Eligible Employee to remain on the payroll for a limited period of time after being given notice of the termination of the Eligible Employee’s employment.  The benefits provided under the Plan are intended to satisfy, in whole or in part, any and all statutory obligations that may arise out of an Eligible Employee’s termination of employment, and the Plan Administrator shall so construe and implement the terms of the Plan.  The Company’s decision to apply such reductions to the severance benefits of one Eligible Employee and the amount of such reductions shall in no way obligate the Company to apply the same reductions in the same amounts to the severance benefits of any other Eligible Employee, even if similarly situated.  In the Company’s sole discretion, such reductions may be applied on a retroactive basis, with severance benefits previously paid being recharacterized as payments pursuant to the Company’s statutory obligation.

Section 5.                                          LIMITATIONS ON BENEFITS.

(a)                                  Mitigation.  Except as otherwise specifically provided herein, an Eligible Employee shall not be required to mitigate damages or the amount of any payment provided under the Plan by seeking other employment or otherwise, nor shall the amount of any payment provided for under the Plan be reduced by any compensation earned by an Eligible Employee as a result of employment by another employer or any retirement benefits received by such Eligible Employee after the date of the Covered Termination.

(b)                                  Termination of Benefits.  Benefits under the Plan shall terminate immediately if the Eligible Employee, at any time, violates any proprietary information or confidentiality obligation to the Company.

(c)                                  Non-Duplication of Benefits.  No Eligible Employee is eligible to receive benefits under the Plan more than one time.

(d)                                  Indebtedness of Eligible Employees.  If an Eligible Employee is indebted to the Company or an affiliate of the Company on the date of his or her Covered Termination, the Company reserves the right to offset any severance benefits under the Plan by the amount of such indebtedness.

(e)                                  Parachute Payments.  If any payment or benefit the Eligible Employee would receive in connection with a Change of Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment shall be equal to the Reduced Amount.  The “Reduced Amount” shall be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Eligible Employee’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction shall occur in the following order unless the Eligible Employee elects in writing a different order (provided, however, that such election shall be subject to Company approval if made on or after the date on which the event that triggers the Payment occurs):  reduction of cash payments; cancellation of accelerated vesting of stock awards; reduction of employee benefits.  If acceleration of vesting of stock award compensation is to be reduced, such acceleration of vesting shall be cancelled in the reverse order of the date of grant of the Eligible Employee’s stock awards unless the Eligible Employee elects in writing a different order for cancellation.

The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change of Control shall perform the foregoing calculations.  If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change of Control, the Company shall appoint a nationally recognized accounting firm to make the determinations required hereunder.  The Company shall bear all expenses with respect to the determinations by such accounting firm required to be made hereunder.

The accounting firm engaged to make the determinations hereunder shall provide its calculations, together with detailed supporting documentation, to the Company and the Eligible Employee within fifteen (15) calendar days after the date on which the Eligible Employee’s right to a Payment is triggered (if requested at that time by the Company or the Eligible Employee) or such other time as requested by the Company or the Eligible Employee.

If the accounting firm determines that no Excise Tax is payable with respect to a Payment, either before or after the application of the Reduced Amount, it shall furnish the Company and the Eligible Employee with an opinion reasonably acceptable to Executive that no Excise Tax will be imposed with respect to such Payment.  Any good faith determinations of the accounting firm made hereunder shall be final, binding and conclusive upon the Company and the Eligible Employee.

Section 6.                                          RIGHT TO INTERPRET PLAN; AMENDMENT AND TERMINATION; OTHER AGREEMENTS.

(a)                                  Exclusive Discretion.  The Plan Administrator shall have the exclusive discretion and authority to establish rules, forms, and procedures for the administration of the Plan and to construe and interpret the Plan and to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of the Plan, including, but not limited to, the eligibility to participate in the Plan and amount of benefits paid under the Plan.  The rules, interpretations, computations and other actions of the Plan Administrator shall be binding and conclusive on all persons.

(b)                                  Amendment or Termination.  The Company reserves the right to amend or terminate the Plan (including Appendices A, B, C and D) and the benefits provided hereunder at any time; provided, however, that only a written modification of an Eligible Employee’s Participation Agreement, signed by both the Eligible Employee and the Company, shall be effective to modify the terms of the Plan as applicable to such Eligible Employee.

(c)                                  Absence of Other Agreements; Conflicts.  The Plan and an Eligible Employee’s Participation Agreement, and any subsequently adopted amendment to either of these documents, shall constitute the entire agreement between the Company and such Eligible Employee regarding benefits under the Plan.  No oral statement regarding the Plan may be relied upon by an Eligible Employee.  If there are any conflicts between the terms of the Plan and an Eligible Employee’s Participation Agreement, the terms of the Plan shall control.

Section 7.                                          NO IMPLIED EMPLOYMENT CONTRACT.

The Plan shall not be deemed (i) to give any employee or other person any right to be retained in the employ of the Company or (ii) to interfere with the right of the Company to discharge any employee or other person at any time, with or without cause, which right is hereby reserved.

Section 8.                                          LEGAL CONSTRUCTION.

The Plan is intended to be governed by and shall be construed in accordance with the Employee Retirement Income Security Act of 1974 (“ERISA”) and, to the extent not preempted by ERISA, the laws of the State of California.

Section 9.                                          CLAIMS, INQUIRIES AND APPEALS.

(a)                                  Applications for Benefits and Inquiries.  Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing by an applicant (or his or her authorized representative).  The Plan Administrator is:

BroadVision, Inc.
585 Broadway
Redwood City, CA 94063

(b)                                  Denial of Claims.  In the event that any application for benefits is denied in whole or in part, the Plan Administrator must provide the applicant with written or electronic notice of the denial of the application, and of the applicant’s right to review the denial.  Any electronic notice will comply with the regulations of the U.S. Department of Labor.  The notice of denial will be set forth in a manner designed to be understood by the applicant and will include the following:

(i)                                    the specific reason or reasons for the denial;

(ii)                                references to the specific Plan provisions upon which the denial is based;

(iii)                            a description of any additional information or material that the Plan Administrator needs to complete the review and an explanation of why such information or material is necessary; and

(iv)                               an explanation of the Plan’s review procedures and the time limits applicable to such procedures, including a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA following a denial on review of the claim, as described in Section 9(d) below.

This notice of denial will be given to the applicant within ninety (90) days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional ninety (90) days for processing the application.  If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial ninety (90) day period.

This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application.

(c)                                  Request for a Review.  Any person (or that person’s authorized representative) for whom an application for benefits is denied, in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within sixty (60) days after the application is denied.  A request for a review shall be in writing and shall be addressed to:

BroadVision, Inc.
585 Broadway
Redwood City, CA 94063

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent.  The applicant (or his or her representative) shall have the opportunity to submit (or the Plan Administrator may require the applicant to submit) written comments, documents, records, and other information relating to his or her claim.  The applicant (or his or her representative) shall be provided, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim.  The review shall take into account all comments, documents, records and other information submitted by the applicant (or his or her representative) relating to the claim, without regard to whether such information was submitted or considered in the initial benefit determination.

(d)                                  Decision on Review.  The Plan Administrator will act on each request for review within sixty (60) days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional sixty (60) days), for processing the request for a review.  If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial sixty (60) day period.  This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the review.  The Plan Administrator will give prompt, written or electronic notice of its decision to the applicant. Any electronic notice will comply with the regulations of the U.S. Department of Labor.  In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will set forth, in a manner calculated to be understood by the applicant, the following:

(i)                                    the specific reason or reasons for the denial;

(ii)                                references to the specific Plan provisions upon which the denial is based;

(iii)                            a statement that the applicant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to his or her claim; and

(iv)                               a statement of the applicant’s right to bring a civil action under Section 502(a) of ERISA.

(e)                                  Rules and Procedures.  The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims.  The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial of benefits to do so at the applicant’s own expense.

(f)                                    Exhaustion of Remedies.  No legal action for benefits under the Plan may be brought until the claimant (i) has submitted a written application for benefits in accordance with the procedures described by Section 9(a) above, (ii) has been notified by the Plan Administrator that the application is denied, (iii) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 9(c) above, and (iv) has been notified that the Plan Administrator has denied the appeal.  Notwithstanding the foregoing, if the Plan Administrator does not respond to a Participant’s claim or appeal within the relevant time limits specified in this Section 9, the Participant may bring legal action for benefits under the Plan pursuant to Section 502(a) of ERISA.

Section 10.                                   BASIS OF PAYMENTS TO AND FROM PLAN.

All benefits under the Plan shall be paid by the Company.  The Plan shall be unfunded, and benefits hereunder shall be paid only from the general assets of the Company.

Section 11.                                   OTHER PLAN INFORMATION.

(a)                                  Employer and Plan Identification Numbers.  The Employer Identification Number assigned to the Company (which is the “Plan Sponsor” as that term is used in ERISA) by the Internal Revenue Service is 94-3184304.  The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 512.

(b)                                  Ending Date for Plan’s Fiscal Year.  The date of the end of the fiscal year for the purpose of maintaining the Plan’s records is December 31.

(c)                                  Agent for the Service of Legal Process.  The agent for the service of legal process with respect to the Plan is BroadVision, Inc., 585 Broadway, Redwood City, CA 94063.

(d)                                  Plan Sponsor and Administrator.  The “Plan Sponsor” and the “Plan Administrator” of the Plan is BroadVision, Inc., 585 Broadway, Redwood City, CA 94063.  The Plan Sponsor’s and Plan Administrator’s telephone number is (650) 261-5100.  The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.

Section 12.                                   STATEMENT OF ERISA RIGHTS.

Participants in this Plan (which is a welfare benefit plan sponsored by BroadVision, Inc.) are entitled to certain rights and protections under ERISA.  If you are an Eligible Employee, you are considered a participant in the Plan and, under ERISA, you are entitled to:

Receive Information About Your Plan and Benefits

(a)                                 Examine, without charge, at the Plan Administrator’s office and at other specified locations, such as worksites, all documents governing the Plan and a copy of the latest annual report (Form 5500 Series) filed by the Plan with the U.S. Department of Labor and available at the Public Disclosure Room of the Employee Benefit Security Administration;

(b)                                  Obtain, upon written request to the Plan Administrator, copies of documents governing the operation of the Plan and copies of the latest annual report (Form 5500 Series) and updated Summary Plan Description.  The Administrator may make a reasonable charge for the copies; and

(c)                                  Receive a summary of the Plan’s annual financial report.  The Plan Administrator is required by law to furnish each participant with a copy of this summary annual report.

Prudent Actions by Plan Fiduciaries

In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the employee benefit plan.  The people who operate the Plan, called “fiduciaries” of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.  No one, including your employer, your union or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining a Plan benefit or exercising your rights under ERISA.

Enforce Your Rights

If your claim for a Plan benefit is denied or ignored, in whole or in part, you have a right to know why this was done, to obtain copies of documents relating to the decision without charge, and to appeal any denial, all within certain time schedules.

Under ERISA, there are steps you can take to enforce the above rights.  For instance, if you request a copy of Plan documents or the latest annual report from the Plan and do not receive them within 30 days, you may file suit in a Federal court.  In such a case, the court may require the Plan Administrator to provide the materials and pay you up to $110 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the Administrator.

If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or Federal court.  In addition, if you disagree with the Plan’s decision or lack thereof concerning the qualified status of a domestic relations order or a medical child support order, you may file suit in Federal court.

If it should happen that Plan fiduciaries misuse the Plan’s money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a Federal court.  The court will decide who should pay court costs and legal fees.  If you are successful, the court may order the person you have sued to pay these costs and fees.  If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

Assistance with Your Questions

If you have any questions about the Plan, you should contact the Plan Administrator.  If you have any questions about this statement or about your rights under ERISA, or if you need assistance in obtaining documents from the Plan Administrator, you should contact the nearest office of the Employee Benefit Security Administration, U.S. Department of Labor, listed in your telephone directory or the Division of Technical Assistance and Inquiries, Employee Benefit Security Administration, U.S. Department of Labor, 200 Constitution Avenue N.W., Washington, D.C. 20210.  You may also obtain certain publications about your rights and responsibilities under ERISA by calling the publications hotline of the Employee Benefit Security Administration.

Section 13.                                   EXECUTION.

To record the adoption of the Plan as set forth herein, effective as of May 22, 2003, BroadVision, Inc. has caused its duly authorized officer to execute the same as of May 22, 2003.

BROADVISION, INC.

By:

Title:

EXHIBIT A

RELEASE AGREEMENT
(For Employees Age 40 or Older - Individual Termination)

I understand and agree completely to the terms set forth in the BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”).  Certain capitalized terms used in this Release Agreement are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

In exchange for the benefits I am receiving under the Plan to which I am otherwise not entitled, I hereby generally and completely release the Company and its directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to my signing this Agreement.  This general release includes, but is not limited to: (1) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (2) all claims related to my compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (“ADEA”), and the California Fair Employment and Housing Act (as amended).

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA.  I also acknowledge that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as required by the ADEA, that:  (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Release Agreement; (B) I have the right to consult with an attorney prior to executing this Release Agreement; (C) I have twenty-one (21) days to consider this Release Agreement (although I may choose to voluntarily execute it earlier); (D) I

1

have seven (7) days following my execution of this Release Agreement to revoke it; and (E) this Release Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth (8th) day after I execute this Release Agreement.

EMPLOYEE

Name:

Date:

2

EXHIBIT B

RELEASE AGREEMENT
( For Employees  Under Age 40 - Individual and Group Termination)

I understand and agree completely to the terms set forth in the BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”).  Certain capitalized terms used in this Release Agreement are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

In exchange for the benefits I am receiving under the Plan to which I am otherwise not entitled, I hereby generally and completely release the Company and its directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to my signing this Agreement.  This general release includes, but is not limited to: (1) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (2) all claims related to my compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, and the California Fair Employment and Housing Act (as amended).

I understand that I have seven (7) days to consider this Release Agreement (although I may voluntarily execute it earlier).

EMPLOYEE

Name:

Date:

EXHIBIT C

RELEASE AGREEMENT
(For Employees Age 40 or Older - Group Termination)

I understand and agree completely to the terms set forth in the BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”).  Certain capitalized terms used in this Release Agreement are defined in the Plan.

I hereby confirm my obligations under the Company’s proprietary information and inventions agreement.

I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.”  I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims I may have against the Company.

In exchange for the benefits I am receiving under the Plan to which I am otherwise not entitled, I hereby generally and completely release the Company and its directors, officers, employees, shareholders, partners, agents, attorneys, predecessors, successors, parent and subsidiary entities, insurers, affiliates, and assigns from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring prior to my signing this Agreement.  This general release includes, but is not limited to: (1) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (2) all claims related to my compensation or benefits from the Company, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (3) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (4) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (5) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys’ fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990, the federal Age Discrimination in Employment Act of 1967 (as amended) (“ADEA”), and the California Fair Employment and Housing Act (as amended).

I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under ADEA.  I also acknowledge that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled.  I further acknowledge that I have been advised by this writing, as required by the ADEA, that:  (A) my waiver and release do not apply to any rights or claims that may arise on or after the date I execute this Release Agreement; (B) I have the right to consult with an attorney prior to executing this Release Agreement; (C) I have forty-five (45) days to consider this Release Agreement (although I may choose to voluntarily execute it earlier); (D) I

1

have seven (7) days following my execution of this Release Agreement to revoke it; (E) this Release Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day (8th) after I execute this Release Agreement; and (F) I have received with this Release Agreement a detailed list of the job titles and ages of all employees who are eligible for severance benefits under the Plan in this group termination and the ages of all employees of the Company in the same job classification or organizational unit who are not eligible for severance benefits under the Plan.

EMPLOYEE

Name:

Date:

2

APPENDIX A

BROADVISION, INC.
CHANGE OF CONTROL SEVERANCE BENEFIT PLAN

LEVEL I ELIGIBLE EMPLOYEES

Severance benefits provided to Eligible Employees under the BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”) are set forth below.  Capitalized terms not explicitly defined in this Appendix A but defined in the Plan shall have the same definitions as in the Plan.

Each Eligible Employee who is designated in the Participation Agreement as being in Level I shall receive the following benefits as a result of a Covered Termination:

1.                                      Cash Severance Benefits.  Within ten (10) days following a Covered Termination, such Eligible Employee shall receive a lump sum cash payment equal to the greater of (i) the sum of annual Base Salary and Annual Target Bonus, as in effect on the date of the Covered Termination, or (ii) the sum of Base Salary and Annual Target Bonus, as in effect immediately prior to the Change of Control.  Such payment shall be subject to all applicable tax withholding.

2.                                      Employee Benefit Plans.  With respect to each Eligible Employee who is enrolled in or participates in a health, dental or vision plan sponsored by the Company on the date of his or her Covered Termination, the Company shall pay the portion of premiums for the Eligible Employee’s coverage under such plans, including coverage for the Eligible Employee’s eligible dependents, that the Company paid prior to the Covered Termination for twelve (12) months following the Covered Termination; provided, however, that no such premium payments shall be made following the effective date of the Eligible Employee’s coverage by such a plan of a subsequent employer.  Each Eligible Employee shall be required to notify the Company immediately if the Eligible Employee becomes covered by such a plan of a subsequent employer.

3.                                      COBRA Continuation Coverage.  Each Level I Eligible Employee who is enrolled in a health, dental, or vision plan sponsored by the Company may be eligible to continue coverage under such health, dental, or vision plan (or to convert to an individual policy), at the time of the Eligible Employee’s Covered Termination, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA.  No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums pursuant to Section 2 above, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.  Therefore, the period during which an Eligible Employee may elect to continue the Company’s health, dental, or vision plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company may, in its sole discretion, elect to pay pursuant to Section 2 above) will be applied in the same manner that such rules

1

would apply in the absence of this Plan.  Upon the expiration of the twelve (12) month period during which the Company pays the Eligible Employee’s insurance premiums, the Eligible Employee will be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA period.  For purposes of this Section 3, any applicable premiums that may be paid by the Company shall not include any amounts payable by an Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.

4.                                      Stock Option Vesting.  Following an Eligible Employee’s Covered Termination, the vesting and exercisability of such Eligible Employee’s unvested outstanding stock options, beginning with the earliest unvested installments, shall be accelerated in the following percentages:

Completed Years of Continuous Employment	Accelerated Vesting Percentage

Less than 3	25%

3 to 5	37.5%

5 or more	50%

Partial years of employment shall not be taken into account for purposes of the foregoing schedule nor shall service provided as an independent contractor or as an employee of an entity or other business unit prior to such entity’s or other business unit’s acquisition by the Company or an affiliate of the Company be taken into account for purposes of the foregoing schedule.  A break in continuous employment of whatever duration shall cause the loss of all completed months of continuous employment prior to such break.

5.                                      Outplacement Assistance.  Following an Eligible Employee’s Covered Termination, the Company shall provide such Eligible Employee with outplacement services arranged by the Company for one (1) year.

6.                                      Other Employee Benefits.  All other benefits (such as life insurance coverage, disability coverage and 401(k) plan participation) terminate as of the Eligible Employee’s Covered Termination (except the extent that a conversion privilege may be available thereunder).

7.                                      Reductions Pursuant to Section 4(b) of the Plan.  The severance benefits set forth in this Appendix A are subject to certain reductions under Section 4(b) of the Plan.

The Company reserves the right to amend this Appendix A and the benefits provided hereunder at any time; provided, however, that only a written modification of an Eligible Employee’s Participation Agreement, signed by both the Eligible Employee and the Company, shall be effective to modify the terms of Appendix A as applicable to such Eligible Employee.

2

Appendix A Adopted: May 22, 2003

BROADVISION, INC.

By:

Title:

3

APPENDIX B

BROADVISION, INC.
CHANGE OF CONTROL SEVERANCE BENEFIT PLAN

LEVEL II ELIGIBLE EMPLOYEES

Severance benefits provided to Eligible Employees under the BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”) are set forth below.  Capitalized terms not explicitly defined in this Appendix B but defined in the Plan shall have the same definitions as in the Plan.

Each Eligible Employee who is designated in the Participation Agreement as being in Level II shall receive the following benefits as a result of a Covered Termination:

1.                                      Cash Severance Benefits.  Within ten (10) days following a Covered Termination, such Level II Eligible Employee shall receive a lump sum cash payment equal to the greater of (i) the sum of annual Base Salary and Annual Target Bonus, as in effect on the date of the Covered Termination, or (ii) the sum of Base Salary and Annual Target Bonus, as in effect immediately prior to the Change of Control.  Such payment shall be subject to all applicable tax withholding.

2.                                      Employee Benefit Plans.  With respect to each Eligible Employee who is enrolled in or participates in a health, dental or vision plan sponsored by the Company on the date of his or her Covered Termination, the Company shall pay the portion of premiums for the Eligible Employee’s coverage under such plans, including coverage for the Eligible Employee’s eligible dependents, that the Company paid prior to the Covered Termination for twelve (12) months following the Covered Termination; provided, however, that no such premium payments shall be made following the effective date of the Eligible Employee’s coverage by such a plan of a subsequent employer.  Each Eligible Employee shall be required to notify the Company immediately if the Eligible Employee becomes covered by such a plan of a subsequent employer.

3.                                      COBRA Continuation Coverage.  Each Level II Eligible Employee who is enrolled in a health, dental, or vision plan sponsored by the Company may be eligible to continue coverage under such health, dental, or vision plan (or to convert to an individual policy), at the time of the Eligible Employee’s Covered Termination, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA.  No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums pursuant to Section 2 above, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.  Therefore, the period during which an Eligible Employee may elect to continue the Company’s health, dental, or vision plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company may, in its sole discretion, elect to pay pursuant to Section 2 above) will be applied in the same manner that such rules

1

would apply in the absence of this Plan.  Upon the expiration of the twelve (12) month period during which the Company pays the Eligible Employee’s insurance premiums, the Eligible Employee will be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA period.  For purposes of this Section 3, any applicable premiums that may be paid by the Company shall not include any amounts payable by an Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.

4.                                      Stock Option Vesting.  Following an Eligible Employee’s Covered Termination, the vesting and exercisability of such Eligible Employee’s unvested outstanding stock options, beginning with the earliest unvested installments, shall be accelerated in the following percentages:

Completed Months of Continuous Employment	Accelerated Vesting Percentage

12 or less	12.5%

13 to 35	25%

36 to 59	37.5%

60 or more	50%

Partial months of employment shall not be taken into account for purposes of the foregoing schedule nor shall service provided as an independent contractor or as an employee of an entity or other business unit prior to such entity’s or other business unit’s acquisition by the Company or an affiliate of the Company be taken into account for purposes of the foregoing schedule.  A break in continuous employment of whatever duration shall cause the loss of all completed months of continuous employment prior to such break.

5.                                      Outplacement Assistance.  Following an Eligible Employee’s Covered Termination, the Company shall provide such Eligible Employee with outplacement services arranged by the Company for one (1) year.

6.                                      Other Employee Benefits.  All other benefits (such as life insurance coverage, disability coverage and 401(k) plan participation) terminate as of the Eligible Employee’s Covered Termination (except the extent that a conversion privilege may be available thereunder).

7.                                      Reductions Pursuant to Section 4(b) of the Plan.  The severance benefits set forth in this Appendix B are subject to certain reductions under Section 4(b) of the Plan.

The Company reserves the right to amend this Appendix B and the benefits provided hereunder at any time; provided, however, that only a written modification of an Eligible Employee’s Participation Agreement, signed by both the Eligible Employee and the Company, shall be effective to modify the terms of Appendix B as applicable to such Eligible Employee.

2

Appendix B Adopted: May 22, 2003

BROADVISION, INC.

By:

Title:

3

APPENDIX C

BROADVISION, INC.
CHANGE OF CONTROL SEVERANCE BENEFIT PLAN

LEVEL III ELIGIBLE EMPLOYEES

Severance benefits provided to Eligible Employees under the BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”) are set forth below.  Capitalized terms not explicitly defined in this Appendix C but defined in the Plan shall have the same definitions as in the Plan.

Each Eligible Employee who is designated in the Participation Agreement as being in Level III shall receive the following benefits as a result of a Covered Termination:

1.                                      Cash Severance Benefits.  Within ten (10) days following a Covered Termination, such Eligible Employee shall receive a lump sum cash payment equal to one-half (1/2) times the greater of (i) the sum of annual Base Salary and Annual Target Bonus, as in effect on the date of the Covered Termination, or (ii) the sum of Base Salary and Annual Target Bonus, as in effect immediately prior to the Change of Control.  Such payment shall be subject to all applicable tax withholding.

2.                                      Employee Benefit Plans.  With respect to each Eligible Employee who is enrolled in or participates in a health, dental or vision plan sponsored by the Company on the date of his or her Covered Termination, the Company shall pay the portion of premiums for the Eligible Employee’s coverage under such plans, including coverage for the Eligible Employee’s eligible dependents, that the Company paid prior to the Covered Termination for six (6) months following the Covered Termination; provided, however, that no such premium payments shall be made following the effective date of the Eligible Employee’s coverage by such a plan of a subsequent employer.  Each Eligible Employee shall be required to notify the Company immediately if the Eligible Employee becomes covered by such a plan of a subsequent employer.

3.                                      COBRA Continuation Coverage.  Each Level III Eligible Employee who is enrolled in a health, dental, or vision plan sponsored by the Company may be eligible to continue coverage under such health, dental, or vision plan (or to convert to an individual policy), at the time of the Eligible Employee’s Covered Termination, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA.  No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums pursuant to Section 2 above, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.  Therefore, the period during which an Eligible Employee may elect to continue the Company’s health, dental, or vision plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company may, in its sole discretion, elect to pay pursuant to Section 2 above) will be applied in the same manner that such rules

1

would apply in the absence of this Plan.  Upon the expiration of the six (6) month period during which the Company pays the Eligible Employee’s insurance premiums, the Eligible Employee will be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA period.  For purposes of this Section 3, any applicable premiums that may be paid by the Company shall not include any amounts payable by an Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.

4.                                      Stock Option Vesting.  Following an Eligible Employee’s Covered Termination, the vesting and exercisability of such Eligible Employee’s unvested outstanding stock options, beginning with the earliest unvested installments, shall be accelerated in the following percentages:

Completed Months of Continuous Employment	Accelerated Vesting Percentage

12 or less	12.5%

13 to 35	25%

36 to 59	37.5%

60 or more	50%

Partial months of employment shall not be taken into account for purposes of the foregoing schedule nor shall service provided as an independent contractor or as an employee of an entity or other business unit prior to such entity’s or other business unit’s acquisition by the Company or an affiliate of the Company be taken into account for purposes of the foregoing schedule.  A break in continuous employment of whatever duration shall cause the loss of all completed months of continuous employment prior to such break.

5.                                      Outplacement Assistance.  Following an Eligible Employee’s Covered Termination, the Company shall provide such Eligible Employee with outplacement services arranged by the Company for six (6) months.

6.                                      Other Employee Benefits.  All other benefits (such as life insurance coverage, disability coverage and 401(k) plan participation) terminate as of the Eligible Employee’s Covered Termination (except the extent that a conversion privilege may be available thereunder).

7.                                      Reductions Pursuant to Section 4(b) of the Plan.  The severance benefits set forth in this Appendix C are subject to certain reductions under Section 4(b) of the Plan.

The Company reserves the right to amend this Appendix C and the benefits provided hereunder at any time; provided, however, that only a written modification of an Eligible Employee’s Participation Agreement, signed by both the Eligible Employee and the Company, shall be effective to modify the terms of Appendix C as applicable to such Eligible Employee.

2

Appendix C Adopted: May 22, 2003

BROADVISION, INC.

By:

Title:

3

APPENDIX D

BROADVISION, INC.
CHANGE OF CONTROL SEVERANCE BENEFIT PLAN

LEVEL IV ELIGIBLE EMPLOYEES

Severance benefits provided to Eligible Employees under the BroadVision, Inc. Change of Control Severance Benefit Plan (the “Plan”) are set forth below.  Capitalized terms not explicitly defined in this Appendix D but defined in the Plan shall have the same definitions as in the Plan.

Each Eligible Employee who is designated in the Participation Agreement as being in Level IV shall receive the following benefits as a result of a Covered Termination:

1.                                      Cash Severance Benefits.  Within ten (10) days following a Covered Termination, the such Eligible Employee shall receive a lump sum cash payment equal to one-quarter (1/4) times the greater of (i) the sum of annual Base Salary and Annual Target Bonus, as in effect on the date of the Covered Termination, or (ii) the sum of Base Salary and Annual Target Bonus, as in effect immediately prior to the Change of Control.  Such payment shall be subject to all applicable tax withholding.

2.                                      Employee Benefit Plans.  With respect to each Eligible Employee who is enrolled in or participates in a health, dental or vision plan sponsored by the Company on the date of his or her Covered Termination, the Company shall pay the portion of premiums for the Eligible Employee’s coverage under such plans, including coverage for the Eligible Employee’s eligible dependents, that the Company paid prior to the Covered Termination for three (3) months following the Covered Termination; provided, however, that no such premium payments shall be made following the effective date of the Eligible Employee’s coverage by such a plan of a subsequent employer.  Each Eligible Employee shall be required to notify the Company immediately if the Eligible Employee becomes covered by such a plan of a subsequent employer.

3.                                      COBRA Continuation Coverage.  Each Level IV Eligible Employee who is enrolled in a health, dental, or vision plan sponsored by the Company may be eligible to continue coverage under such health, dental, or vision plan (or to convert to an individual policy), at the time of the Eligible Employee’s Covered Termination, under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”). The Company will notify the Eligible Employee of any such right to continue such coverage at the time of termination pursuant to COBRA.  No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company’s payment, if any, of applicable insurance premiums pursuant to Section 2 above, will be credited as payment by the Eligible Employee for purposes of the Eligible Employee’s payment required under COBRA.  Therefore, the period during which an Eligible Employee may elect to continue the Company’s health, dental, or vision plan coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Employee, and all other rights and obligations of the Eligible Employee under COBRA (except the obligation to pay insurance premiums that the Company may, in its sole discretion, elect to pay pursuant to Section 2 above) will be applied in the same manner that such rules

1

would apply in the absence of this Plan.  Upon the expiration of the three (3) month period during which the Company pays the Eligible Employee’s insurance premiums, the Eligible Employee will be responsible for the entire payment of premiums required under COBRA for the duration of the COBRA period.  For purposes of this Section 3, any applicable premiums that may be paid by the Company shall not include any amounts payable by an Eligible Employee under an Internal Revenue Code Section 125 health care reimbursement plan, which amounts, if any, are the sole responsibility of the Eligible Employee.

4.                                      Stock Option Vesting.  Following an Eligible Employee’s Covered Termination, the vesting and exercisability of such Eligible Employee’s unvested outstanding stock options, beginning with the earliest unvested installments, shall be accelerated in the following percentages:

Completed Months of Continuous Employment	Accelerated Vesting Percentage

12 or less	12.5%

13 to 35	25%

36 to 59	37.5%

60 or more	50%

Partial months of employment shall not be taken into account for purposes of the foregoing schedule nor shall service provided as an independent contractor or as an employee of an entity or other business unit prior to such entity’s or other business unit’s acquisition by the Company or an affiliate of the Company be taken into account for purposes of the foregoing schedule.  A break in continuous employment of whatever duration shall cause the loss of all completed months of continuous employment prior to such break.

5.                                      Outplacement Assistance.  Following an Eligible Employee’s Covered Termination, the Company shall provide such Eligible Employee with outplacement services arranged by the Company for six (6) months.

6.                                      Other Employee Benefits.  All other benefits (such as life insurance coverage, disability coverage and 401(k) plan participation) terminate as of the Eligible Employee’s Covered Termination (except the extent that a conversion privilege may be available thereunder).

7.                                      Reductions Pursuant to Section 4(b) of the Plan.  The severance benefits set forth in this Appendix D are subject to certain reductions under Section 4(b) of the Plan.

The Company reserves the right to amend this Appendix D and the benefits provided hereunder at any time; provided, however, that only a written modification of an Eligible Employee’s Participation Agreement, signed by both the Eligible Employee and the Company, shall be effective to modify the terms of Appendix D as applicable to the such Eligible Employee.

2

Appendix D Adopted: May 22, 2003

BROADVISION, INC.

By:

Title:

3